UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 19, 2010

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Star Gold Corp.

(Name of Small Business issuer in its charter)

Nevada	000-52711	27-0348508
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

6240 East Seltice Way Suite C, Post Falls, Idaho, USA 83854

(Address of principal executive offices)

208- 755-5374

(Registrant’s telephone number)

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Section – Other Events

Item 8.01 – Other Events

On November 18, 2010, the Company received funds totaling $130,000 following the conversion of previously issued warrants into common stock.  The warrant holder exercised the warrant at a per share price of $0.20.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Star Gold Corp.

/s/ Kelly J. Stopher_______

Kelly J. Stopher

Chief Financial Officer

November 22, 2010